                                                                    EXHIBIT 10.6








                               SECURITY AGREEMENT


                             Dated February 19, 2002




                                     made by




                        THE GRANTORS REFERRED TO HEREIN,
                                  as Grantors,




                                       to




                                MADELEINE L.L.C.,
                               as Collateral Agent

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

Section 1.        Definitions.....................................................................................2

Section 2.        Grant of Security...............................................................................3

Section 3.        Security for Obligations........................................................................6

Section 4.        Grantors Remain Liable..........................................................................7

Section 5.        Delivery and Control of Security Collateral.....................................................7

Section 6.        Maintaining the Pledged Accounts................................................................8

Section 7.        Investing of Amounts in the Cash Concentration Amounts.........................................10

Section 8.        Maintaining Electronic Chattel Paper and Letter-of-Credit Rights and Giving
                  Notice of Commercial Tort Claims...............................................................10

Section 9.        Representations and Warranties.................................................................10

Section 10.       Further Assurances.............................................................................13

Section 11.       Intellectual Property..........................................................................14

Section 12.       Regulatory Approvals...........................................................................16

Section 13.       As to Inventory and Equipment..................................................................17

Section 14.       Insurance......................................................................................17

Section 15.       Post-Closing Changes; Bailees; Collections on Assigned Agreements, Receivables
                  and Related Contracts..........................................................................18

Section 16.       Voting Rights; Dividends; Etc..................................................................20

Section 17.       As to Letter-of-Credit Rights..................................................................21

Section 18.       Transfers and Other Liens; Additional Shares...................................................21

Section 19.       Collateral Agent Appointed Attorney-in-Fact....................................................21

Section 20.       Collateral Agent May Perform...................................................................22

Section 21.       The Collateral Agent's Duties..................................................................22

Section 22.       Remedies.......................................................................................23

Section 23.       Indemnity and Expenses.........................................................................27



                                      (i)

Section 24.       Amendments; Waivers; Additional Grantors; Etc..................................................27

Section 25.       Notices; Etc...................................................................................28

Section 26.       Continuing Security Interest; Assignments under the Credit Agreement, Etc......................28

Section 27.       Release; Termination...........................................................................28

Section 28.       Execution in Counterparts......................................................................29

Section 29.       Governing Law..................................................................................29

Section 30.       Waiver of Jury Trial...........................................................................29


                                    Schedules

Schedule I            -        Pledged Shares and Pledged Debt
Schedule II           -        Locations of Inventory and Equipment
Schedule III          -        Location, Chief Executive Office,
                               Federal Tax Identification Number and
                               Organizational Identification Number
Schedule IV           -        Changes in Location of Equipment and
                               Inventory, Etc.
Schedule V            -        Pledged Accounts
Schedule VI           -        Permitted Unblocked Accounts
Schedule VII          -        Trade Names
Schedule VIII         -        Copyrights and Copyright Licenses
Schedule IX           -        Patents and Patent Licenses
Schedule X            -        Trademarks and Trademark Licenses
Schedule XI           -        Commercial Tort Claims

                                    Exhibits

Exhibit A             -        Assignment for Security (Copyrights)
Exhibit B             -        Assignment for Security (Patents)
Exhibit C             -        Assignment for Security (Trademarks)
Exhibit D             -        Form of Security Agreement Supplement
Exhibit E             -        Form of Securities Account Control Agreement
                               (Securities Account)



                                      (ii)

                               SECURITY AGREEMENT

                  SECURITY AGREEMENT dated February 19, 2002 made by the Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 24) (the Persons so listed and the Additional Grantors being, collectively, the "Grantors"), to Madeleine L.L.C (the "Collateral Agent") for the benefit of the Lenders (as defined in the Credit Agreement referred to below).

                                    RECITALS

                  (1) Davel Financing Company, LLC, a Delaware limited liability company (the "Davel Borrower"), PhoneTel Technologies, Inc., an Ohio corporation ("PhoneTel"), Cherokee Communications, Inc., a Texas corporation ("Cherokee", and together with PhoneTel, collectively the "PhoneTel Borrowers" and individually a "PhoneTel Borrower"), Davel Communications, Inc., a Delaware corporation (the "Davel Parent"), and each of the domestic subsidiaries of any of the foregoing persons have entered into a Credit Agreement dated as of February 19, 2002 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement") with the Lenders (as defined therein).

                  (2) Pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of the Lenders a security interest in the Collateral (as hereinafter defined).

                  (3) Each Grantor is the owner of the shares (the "Initial Pledged Shares") of stock set forth opposite such Grantor's name on and as otherwise described in Part A of Schedule I hereto and issued by the corporations named therein and of the indebtedness (the "Initial Pledged Debt") set forth opposite such Grantor's name on and as otherwise described in Part B of Schedule I hereto and issued by the obligors named therein.

                  (4) Each of the Davel Borrower and the PhoneTel Borrowers (collectively the "Borrowers" and individually a "Borrower) has opened a cash concentration deposit account and securities account (a "Cash Concentration Account"), with either PNC Bank, National Association or National City Bank, in the name of such Borrower(s) but under the control of the Collateral Agent and subject to the terms of this Agreement, as described in Part A of Schedule V.

                  (5) The Borrowers and certain of their subsidiaries have opened other deposit accounts (the "Other Deposit Accounts") with banks, each in the name of one of such Loan Parties and subject to the terms of this Agreement, as described in Parts B and C of Schedule V and in Schedule VI.

                  (6) It is a condition precedent to the making of Loans by the Lenders under the Credit Agreement that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

                  (7) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans under the Credit Agreement, each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Lenders as follows:

                  Section 1. Definitions.

                           (a) Terms defined in the Credit Agreement and not
otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC and/or in the Federal Book Entry Regulations are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations.

                           (b) In addition, as used in this Agreement, the
following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural of such terms:

                           "Copyright Licenses" means all licenses, contracts or
other agreements, whether written or oral, naming any Grantor as licensor, and providing for the grant of any right to use or sell any works covered by any Copyright including, without limitation, all Copyright Licenses referred to in
Schedule VIII hereto.

                           "Copyrights" means (i) all registered United States
copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including without limitation, registrations, recordings and applications in the United States Copyright Office, including, without limitation, any Copyrights referred to in Schedule VIII hereto and (ii) all reissues, divisions, continuations, continuations in part and extensions or renewals thereof including, without limitation, any Copyrights referred to in
Schedule VIII hereto.

                           "Federal Book Entry Regulations" means (i) the
federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("Additional Provisions") of 31 C.F.R. Part 357, 31 C.F.R. Section 357.2, Section 357.10 though Section 357.14 and Section 357.41 though Section 357.44 and (ii) to the extent substantially identical to the federal regulations referred to in clause (i) above (as in effect from time to time), the federal regulations governing other book-entry securities.

                           "General Intangibles" means all "general intangibles"
(as defined in the UCC) of the Grantors, including, without limitation, all right, title and interest which any Grantor may now or hereafter have in FCC Licenses or State Licenses, subject, however, to the limitations set forth in subsection 2(j).

                           "Licenses" means the Copyright Licenses, the
Trademark Licenses and the Patent Licenses.

                           "Patent Licenses" means all licenses, contracts, or
other agreements, whether written or oral, providing for the grant by or to such Grantor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any Patent Licenses referred to in
Schedule IX hereto.

                           "Patents" means (i) all domestic or foreign letters
patent and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule IX hereto and (ii) all domestic and foreign letters patent and all divisions, continuations, and continuations in part thereof, including, without limitation, any Patents referred to in Schedule IX hereto.

                           "Trademark Licenses" means all licenses, contracts or
other agreements, whether written or oral, naming a Grantor as licensor, and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such Trademark Licenses and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by such Grantor and now or hereafter covered by such licenses, including, without limitation, any Trademark Licenses referred to in
Schedule X hereto.

                           "Trademarks" means (i) all domestic and foreign
trademarks, service marks, collective marks, certifications marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by a Grantor, all applications, registrations, and recordings thereof, including, without limitation any Trademarks referred to in Schedule X hereto and (ii) all renewals thereof, including, without limitation, any thereof referred to in Schedule X hereto.

                           "UCC" means the Uniform Commercial Code as in effect,
from time-to-time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

                           "Work" means any work which is subject to copyright
protection pursuant to Title 17 of the United States Code.

                  Section 2. Grant of Security. Each Grantor hereby assigns and pledges to the Collateral Agent for the ratable benefit of the Lenders, and hereby grants to the Collateral Agent for the ratable benefit of the Lenders a security interest in, such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "Collateral"):

                           (a) all inventory in all of its forms, (including,
without limitation, (i) raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

                           (b) all accounts, chattel paper (including tangible
chattel paper and electronic chattel paper), instruments (including promissory notes), deposit accounts, letter-of-credit rights, software, General Intangibles (including payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, liens, leases and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, software, General Intangibles and other obligations, to the extent not referred to in clause (c) or (d) below, being the "Receivables", and any and all such supporting obligations, security agreements, mortgages, liens, leases and other contracts being the "Related Contracts");

                           (c) all equipment of any kind and all parts thereof
and accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

                           (d) the following (the "Security Collateral"):

                                    (i) (A) 100% (or, if less, the full amount
owned by such Grantor) of the Initial Pledged Shares of the Borrower and each Domestic Subsidiary and (B) 65% (or, if less, the full amount owned by such Grantor) of the Initial Pledged Shares of each Material First Tier Foreign Subsidiary, including, without limitation, the certificates, if any, representing the Initial Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Shares;

                                    (ii) (A) 100% (or, if less, the full amount
owned by such Grantor) of all other shares of stock, partnership interests, member interests and other equity interests issued by any Domestic Subsidiary of the Borrower or by any other Person that hereafter becomes a Domestic Subsidiary and (B) 65% (or, if less, the full amount owned by such Grantor) of all other shares of stock, partnership interests, member interests and other equity interests issued by any Material First Tier Foreign Subsidiary of the Borrower or by any other Person that hereafter becomes a Material First Tier Foreign Subsidiary (all such shares, together with the Initial Pledged Shares, being the "Pledged Shares"), including, without limitation, the certificates, if any, representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                                    (iii) the Initial Pledged Debt and the
instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

                                    (iv) all additional indebtedness from time
to time owed to such Grantor by any obligor of the Pledged Debt (such indebtedness, together with the Initial Pledged Debt, being the "Pledged Debt") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

                                    (v) all other investment property
(including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements and (C) securities accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;

                           (e) the following (collectively, the "Account
Collateral"):

                                    (i) each Cash Concentration Account, all
                  financial assets from time to time credited to such Cash Concentration Account (including, without limitation, all Cash Equivalents from time to time credited to such Cash Concentration Account), all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such financial assets, and all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such Cash Concentration Account;

                                    (ii) the Regulatory Receipts Account, all
                  financial assets from time to time credited to the Regulatory Receipts Account (including, without limitation, all Cash Equivalents from time to time credited to the Regulatory Receipts Account), all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such financial assets, and all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Regulatory Receipts Account;

                                    (iii) each Other Deposit Account, all
                  financial assets from time to time credited to such Other Deposit Account (including, without limitation, all Cash Equivalents from time to time credited to such Other Deposit Account), all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such financial assets, and all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such Other Deposit Account;

                                    (iv) all notes, certificates of deposit,
                  deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                                    (v) all interest, dividends, cash,
                  instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

                           (f) all commercial tort claims described in Schedule
XI (collectively the "Commercial Tort Claims Collateral");

                           (g) all books and records (including, without
limitation, customer lists, credit files, computer programs, software, printouts and other computer materials and records) of such Grantor pertaining to any of the Collateral;

                           (h) all Licenses, Copyrights, Patents and Trademarks;

                           (i) all FCC Licenses and State Licenses of such
Grantor and all goodwill and going concern value relating thereto; provided, however, that such security interest does not include at any time any FCC License of State License to the extent, but only to the extent, that such Grantor is prohibited at that time from granting a security interest therein pursuant to the Communications Law or State Communications Law, the policies and regulations promulgated thereunder and all other applicable laws, but includes, to the maximum permitted by applicable law, all rights incident or appurtenant to any such FCC License or State License and the rights to receive all proceeds derived from or in connection with the sale, assignment or transfer of any FCC License or State License; and provided further, to the extent that such Grantor is so prohibited from granting a security interest in any FCC License or State License, such Grantor agrees that a security interest shall automatically attach to any such FCC License or State License, all rights incident or appurtenant thereto, and the rights to receive proceeds derived from or in connection with the sale, assignment or transfer of any such FCC License or State License, at such time that a security interest is permitted by applicable law; and

                           (j) all proceeds of, collateral for, and supporting
obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) though (i) of this Section 2 and this clause (j)) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (ii) commercial tort claims and (iii) cash.

                  The Grantors and the Collateral Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all Secured Obligations (as defined in Section 3 herein), whether now existing or hereafter arising and (ii) is not to be construed as an absolute assignment of any Licenses, Copyrights, Patents, Trademarks, FCC Licenses or State Licenses.

                  Section 3. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations (as defined in the Credit Agreement) of such Grantor, now existing or hereafter arising pursuant to the Loan Documents, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct or indirect, absolute or contingent, whether for principal, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations of all Grantors being the "Secured Obligations").

                  Section 4. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  Section 5. Delivery and Control of Security Collateral. (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time, after and during the continuance of a Default, in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral. In addition, after and during the continuance of a Default, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations. Also, the Collateral Agent shall have the right at any time to convert Security Collateral consisting of financial assets credited to any securities account to Security Collateral consisting of financial assets held directly by the Collateral Agent, and to convert Security Collateral consisting of financial assets held directly by the Collateral Agent to Security Collateral consisting of financial assets credited to any securities account.

                           (b) With respect to any Security Collateral in which
any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or
(ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Agent.

                           (c) With respect to any Security Collateral in which
any Grantor has any right, title or interest and that constitutes a security entitlement, such Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral

Agent without further consent of such Grantor, such authenticated record to be in substantially the form of Exhibit C hereto or otherwise in form and substance satisfactory to the Collateral Agent (such agreement being a "Securities Account Control Agreement").

                           (d) No Grantor will change or add any securities
intermediary that maintains any securities account in which any of the Collateral is credited or carried, or change or add any such securities account, in each case without first complying with the above provisions of this Section 5 in order to perfect the security interest granted hereunder in such Collateral.

                  Section 6. Maintaining the Pledged Accounts. So long as any Loan or any other Obligation of any Loan Party under any Loan Document shall remain unpaid or any Lender shall have any Commitment under the Credit
Agreement:

                           (a) Each Grantor will maintain deposit accounts (collectively, including the Cash Concentration Accounts, the "Pledged Accounts") only with banks listed on Schedule V hereto (the "Pledged Account Banks"). Each Pledged Account Bank listed on Part A of Schedule V hereto has agreed, and each Grantor will cause each Pledged Account Bank listed on Part B of Schedule V hereto to agree, within 30 days of the Closing Date, in each case in a record authenticated by such Grantor, the Collateral Agent and such Pledged Account Bank, to (1) comply with instructions originated by the Collateral Agent directing the disposition of funds in the respective Pledged Accounts without the further consent of such Grantor and (2) waive or subordinate in favor of the Collateral Agent all claims of such Pledged Account Bank (including claims by way of a security interest, right of setoff or right of recoupment) to such Pledged Accounts, which authenticated record shall be in form and substance satisfactory to the Collateral Agent (a "Pledged Account Letter").

                           (b) Each Grantor will (i) immediately upon the request of the Collateral Agent after the occurrence and during the continuance of a Default, instruct each Person obligated at any time to make any payment to such Grantor for any reason (an "Obligor") to make such payment to a Pledged Account of such Grantor or to a Cash Concentration Account and (ii) deposit in a Pledged Account of such Grantor or a Cash Concentration Account or pay to the Collateral Agent for deposit in a Cash Concentration Account, at the end of each Business Day, all proceeds of Collateral and all other cash of such Grantor.

                           (c) Concurrently with or promptly after entering into a Pledged Account Letter with any Pledged Account Bank, each Grantor will instruct such Pledged Account Bank to transfer to the applicable Cash Concentration Account, at the end of each Business Day (or in the case of Pledged Account Banks listed on Part C of Schedule V, each week, or at such interval at set forth in Part C), in same day funds, an amount equal to the credit balance of each Pledged Account (other than a Cash Concentration Account) in such Pledged Account Bank. If any Grantor shall fail to give any such instructions to any Pledged Account Bank, the Collateral Agent may do so without further notice to any Grantor.

                           (d) Each Grantor agrees that it will not add any bank as a Pledged Account Bank or add any account as a Pledged Account to those listed in Schedule V hereto, unless the Collateral Agent shall have received at least 10 days' prior written notice of such addition and shall have received a Pledged Account Letter authenticated by such new Pledged Account Bank and such Grantor or a supplement to an existing Pledged Account Letter covering such new Pledged Account, as the case may be (and, upon the receipt by the Collateral Agent of such Pledged Account Letter or supplement thereto, Schedule V hereto shall be automatically amended to include such Pledged Account Bank or Pledged Account). Each Grantor agrees that it will not terminate any bank as a Pledged Account Bank or terminate any account as a Pledged Account, except that any Grantor may terminate a Pledged Account, and terminate a bank as a Pledged Account Bank with respect to such Pledged Account if it gives the Collateral Agent at least 10 days' prior written notice of such termination (and, upon such termination, Schedule V hereto shall be automatically amended to delete such Pledged Account Bank or Pledged Account). Each Grantor agrees that it will not amend, modify or supplement any standing instructions with any Pledged Account Bank pursuant to which funds are transferred from any Pledged Account maintained with such Pledged Account Bank without the prior written approval of the Collateral Agent.

                           (e) Upon any termination of any Pledged Account Letter or other agreement with respect to the maintenance of a Pledged Account by any Grantor or any Pledged Account Bank with respect thereto, such Grantor will immediately notify all Obligors that were making payments to such Pledged Account to make all future payments to another Pledged Account listed in Schedule V or to a Cash Concentration Account. Each Grantor agrees to terminate any or all Pledged Accounts and Pledged Account Letters upon request by the Collateral Agent.

                           (f) So long as no Event of Default shall have occurred and be continuing, (i) each Borrower will draw checks on, and otherwise withdraw amounts only from a Cash Concentration Account in such amounts as may be required in the ordinary course of business (including, without limitation, withdrawals by Staffing Concepts of Florida, Inc. acting on behalf of one or more Davel Credit Parties pursuant to the employee leasing agreement and the Authorization Agreement For Direct Deposits (ACH Debts), dated December 14, 2001, between Staffing Concepts of Florida, Inc. and Telaleasing Enterprises, Inc.) and (ii) the Collateral Agent will, to the extent funds are available in a Cash Concentration Account, permit the transfer of amounts on deposit in such Cash Concentration Account to the extent necessary to pay all checks drawn on, and all amounts otherwise withdrawn from, such Cash Concentration Account.

                           (g) Each Grantor agrees that it will not add any account as an unblocked account to those listed in Schedule VI hereto and will not terminate any account as an unblocked account, unless the Collateral Agent shall have received at least 10 days' prior written notice of such addition or termination (and, upon such addition or termination, Schedule VI hereto shall be automatically amended to add or delete such account, as applicable).

                           (h) The Collateral Agent shall have sole right to direct the disposition of funds with respect to each of the Cash Concentration Accounts and the Other Deposit Accounts, subject to the provisions of this Agreement.

                  Section 7. Investing of Amounts in the Cash Concentration Accounts. The Collateral Agent will, subject to the provisions of Sections 6 and 21, from time to time (a) permit the investment of amounts received with respect to any Cash Concentration Account in such Cash Equivalents credited to (i) such Cash Concentration Account as the applicable Borrower may select and the Collateral Agent may approve or (ii) in the case of Cash Equivalents consisting of Securities Collateral, a securities account subject to a Securities Account Control Agreement and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents credited in the same manner. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided above shall be deposited and held in the relevant Cash Concentration Account. In addition, the Collateral Agent shall have the right at any time to exchange such Cash Equivalents for similar Cash Equivalents of smaller or larger denominations, or for other Cash Equivalents, credited to the Cash Concentration Account.

                  Section 8. Maintaining Electronic Chattel Paper and Letter-of-Credit Rights and Giving Notice of Commercial Tort Claims. So long as any Loan or any other Obligation shall remain unpaid or any Lender shall have any Commitment under the Credit Agreement:

                           (a) each Grantor will maintain all electronic chattel paper so that the Collateral Agent has control of the electronic chattel paper in the manner specified in Section 9-105 of the UCC;

                           (b) each Grantor will maintain all letter-of-credit rights assigned to the Collateral Agent so that the Collateral Agent has control of the letter-of-credit rights in the manner specified in
         Section 9-107 of the UCC; and

                           (c) each Grantor will immediately give notice to the Collateral Agent of any commercial tort claim that may arise in the future and will immediately execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action, to subject such commercial tort claim to the first priority lien of this Agreement.

                  Section 9. Representations and Warranties. Each Grantor represents and warrants as follows on behalf of itself and its Subsidiaries:

                           (a) Such Grantor's exact legal name, as defined in
         Section 9-503(a) of the UCC, is correctly set forth on Schedule III of this Agreement. Such Grantor is an organization of the type specified on the first page of this Agreement and is organized under the laws of the jurisdiction specified on the first page of this Agreement. During the past five years, such Grantor has not previously changed its name, identity or corporate structure, except as disclosed in Schedule IV hereto.

                           (b) All of the Inventory and Equipment of such Grantor is located at the places specified therefor in Schedule II hereto, as such Schedule II may be amended from time to time pursuant to Section 13. The chief executive office of such Grantor, and the original copies of each Related Contract to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, are located at the address specified therefor in
         Schedule III hereto. Such Grantor is located (within the meaning of Section 9-307 of the UCC) in the state or jurisdiction set forth in
         Schedule III hereto. Such Grantor's federal tax identification number and organizational identification number are set forth opposite such Grantor's name in Schedule III hereto. [Since January 1, 2001,] such Grantor has not changed the location of its inventory, its chief executive office, its location (within the meaning of Section 9-307 of the UCC), its federal tax identification number and its organizational identification number, except as disclosed in Schedule IV. All Security Collateral consisting of certificated securities and instruments have been delivered to the Collateral Agent.

                           (c) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or permitted under the Credit Agreement. No filed financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Loan Documents or as otherwise permitted under the Credit Agreement. Such Grantor has the trade names listed on Schedule VII hereto.

                           (d) Such Grantor has exclusive possession and control of the Inventory other than Inventory stored at any leased premises or warehouse for which a landlord's or warehouseman's agreement, in form and substance satisfactory to the Collateral Agent, is in effect and which leased premises or warehouse is so indicated by an asterisk on
         Schedule II hereto, as such Schedule II may be amended from time to time pursuant to Section 15.

                           (e) Other than Payphones in such Grantor's possession pursuant to a contract for repair (to the extent such Payphones could be characterized as Inventory), no Inventory is held by such Grantor pursuant to consignment, sale or return, sale on approval or similar arrangement.

                           (f) No Payphone of such Grantor that constitutes Collateral is a Fixture.

                           (g) All of such Grantor's Equipment is in normal operating condition or repair, ordinary wear and tear excepted, and is suitable for the uses to which it is customarily put in the conduct of such Grantor's business.

                           (h) The Pledged Shares pledged by such Grantor hereunder have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt pledged by such Grantor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, may be evidenced by one or more promissory notes (which notes have been delivered to the Collateral Agent) and is not in default.

                           (i) The Initial Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Schedule I hereto as of the Effective Date. The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding, as of the Effective Date, in the principal amount indicated on Schedule I hereto as of the Effective Date.

                           (j) All of the investment property owned by such Grantor as of the Closing Date is listed on Schedule I hereto.

                           (k) Such Grantor has no Pledged Accounts or other deposit accounts other than the Pledged Accounts listed on Schedule V hereto, as such Schedule V may be amended from time to time pursuant to
         Section 6(d) and the permitted unblocked accounts listed on Schedule VI hereto, as such Schedule VI may be amended from time to time pursuant to Section 6(g). Binding and enforceable Pledged Account Letters are in effect for each Pledged Account, except to the extent such Pledged Account Letters are not required by Section 5(a). Such Grantor has, to the extent requested by the Collateral Agent, instructed all existing Obligors to make all payments to a Pledged Account or a Cash Concentration Account.

                           (l) All filings and other actions (including actions necessary to obtain control of Collateral as provided in Section 9-104, 9-105, 9-106 and 9-107 of the UCC) necessary or desirable to perfect and protect the security interest in the Collateral of such Grantor created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Collateral Agent for the benefit of the Lenders a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of such Grantor, securing the payment of the Secured Obligations.

                           (m) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed and are in full force and effect, and the actions described in Section 5 with respect to Security Collateral, which actions have been taken and are in full force and effect, or
         (iii) for the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

                           (n) The Inventory that has been produced or distributed by such Grantor has been produced or distributed in compliance with all requirements of applicable law, including, without limitation, any Communications Law or State Communications Law.

                           (o) Such Grantor shall not alter, modify or otherwise take any action with respect to the Inventory that would affect the rights of the Collateral Agent to sell, liquidate or otherwise dispose of the Inventory.

                           (p) Intellectual Property.

                                    (i) Schedules VIII, IX, and X hereto (as
updated from time to time) include all Licenses, Copyrights, Patents, Trademarks (except for non-material unregistered trademarks and service marks, collectively "Intellectual Property") owned by such Grantor in its own name as of the date hereof.

                                    (ii) To the best of such Grantor's
knowledge, all such Intellectual Property of such Grantor is valid, subsisting, unexpired and enforceable.

                                    (iii) Except as set forth in Schedules VIII,
IX, and X hereto, none of such Intellectual Property is the subject of any licensing or franchise agreement.

                                    (iv) All applications pertaining to the
Intellectual Property of such Grantor have been duly and properly filed, and all registrations or letters pertaining to such Intellectual Property have been duly and properly filed and issued, and all such Intellectual Property is valid and enforceable, except as could not reasonably be expected to have a Material Adverse Effect.

                                    (v) Except for licenses to third parties in
the ordinary course of business, such Grantor has not made any assignment or agreement in conflict with the security interest in the Intellectual Property of any Grantor hereunder.

                  Section 10. Further Assurances. (a) Each Grantor agrees that from time to time, at the request of the Collateral Agent and at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor: (i) at the request of the Collateral Agent, mark conspicuously each document included in Inventory and each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such document or Collateral is subject to the security interest granted hereby; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (iii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iv) deliver and pledge to the Collateral Agent for benefit of the Lenders certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (v) take all action necessary to insure that the Collateral Agent has control of Collateral consisting of deposit accounts, electronic chattel paper, investment property and letter-of-credit rights as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the of the UCC; (vi) with regard to Copyrights, execute an Assignment for Security (Copyrights) in the form of Exhibit A attached hereto, (vii) with regard to Patents, execute an Assignment for Security (Patents) with the United States Patent and Trademark Office in the form of Exhibit B attached hereto; (viii) with regard to Trademarks, execute an Assignment for Security (Trademarks) for filing with the United States Patent and Trademark Office in the form of Exhibit C attached hereto; and (ix) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken.

                           (b) Each Grantor hereby authorizes the Collateral
Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral of such Grantor without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                           (c) Each Grantor will furnish to the Collateral Agent
from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                           (d) Each Grantor will allow the Collateral Agent or
its representatives to inspect the Collateral.

                           (e) With respect to new Copyrights, Patents,
Trademarks, each Grantor will promptly provide the Collateral Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Assignment of Security (Copyrights), (B) with respect to Patents, a duly executed Assignment of Security (Patents)s, (C) with respect to Trademarks, a duly executed Assignment of Security (Trademarks) or
(D) such other duly executed documents as the Collateral Agent may request in a form acceptable to counsel for the Collateral Agent and suitable for recording to evidence the security interest in the Copyright, Patent or Trademark which is the subject of such new application.

                  Section 11. Intellectual Property. So long as any Loan or any other Obligation shall remain unpaid or any Lender shall have any Commitment under the Credit Agreement, each Grantor shall:

                           (a) employ the Copyright for each Work with such
notice of copyright as may be required by law to secure copyright protection;

                           (b) not do any act or knowingly omit to do any act
whereby any material Copyright may become invalidated and (i) not do any act, or knowingly omit to do any act, whereby any material Copyright may become injected into the public domain; (ii) notify the Collateral Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding such Grantor's ownership of any such Copyright or its validity; (iii) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by such Grantor including, without limitation, filing of applications for renewal where necessary; and (iv) promptly notify the Collateral Agent of any material infringement of any material Copyright of such Grantor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement;

                           (c) not make any assignment or agreement in conflict
with the security interest in the Copyrights of such Grantor other than in the ordinary course of business;

                           (d) subject to such Grantor's reasonable business
judgment or as permitted in the Credit Agreement, (i) continue to use each material Trademark in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material Trademark may become invalidated;

                           (e) not do any act, or omit to do any act, whereby
any material Patent may become abandoned or dedicated;

                           (f) promptly notify the Collateral Agent if it knows,
or has reason to know, that any application or registration relating to any material Patent or material Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding an Grantor's ownership of any such Patent or Trademark or its right to register the same or to keep and maintain the same;

                           (g) if such Grantor, either by itself or through an
agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Collateral Agent within 10 Business Days after the last day of the fiscal quarter in which such filing occurs, and upon request of the Collateral Agent, shall execute and deliver any and all agreements, instruments and other documents as the Collateral Agent may reasonably request to evidence the Collateral Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and General Intangibles of a Grantor relating thereto or represented thereby;

                           (h) take all reasonable and necessary steps,
including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of all material Patents and material Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability;

                           (i) promptly notify the Collateral Agent after it
learns that any material Patent or material Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and promptly sue for infringement, misappropriation or dilution, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark; and

                           (j) except for licenses to third parties in the
ordinary course of business, not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks, whether now or hereafter existing, of such Grantor.

                  Section 12. Regulatory Approvals. So long as any Loan or any other Obligation shall remain unpaid or any Lender shall have any Commitment under the Credit Agreement, each Grantor shall promptly, and at its expense, execute and deliver, or cause to be executed and delivered, all applications, certificates, instruments, registration statements and all other documents the Collateral Agent may reasonably request and as may be required by law in connection with the obtaining of any FCC Consents, State Consents or the consent, approval, registration, qualification or authorization of any other Person necessary or deemed by the Collateral Agent to be appropriate for the effective exercise of any of its rights under this Agreement. Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, each Grantor shall take any action which the Collateral Agent may reasonably request in order to transfer and assign to the Collateral Agent, or to such one or more third parties as the Collateral Agent may designate, or to a combination of the foregoing, each FCC License, State License or other Government Approval of such Grantor. To enforce the provisions of this Section 12, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC or other Governmental Authority an involuntary transfer of control of each such FCC License, State License or other Governmental Approval for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Each Grantor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed, and, if such Grantor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and continuance of an Event of Default, such Grantor shall further use its reasonable best efforts to assist in obtaining FCC Consents, State Consents or other governmental approvals, if required, for any action or transaction contemplated by this Security Agreement, including, without limitation, the preparation, execution and filing with the FCC or other governmental authority of such Grantor's portion of any necessary or appropriate application for the approval of the transfer or assignment of any portion of the assets (including any FCC Licenses, State Licenses or other Governmental Approval) of such Grantor. Because each Grantor agrees that the Collateral Agent's remedy at law for failure of such Grantor to comply with the provisions of this Section 12 would be inadequate and that such failure would not be adequately compensable in damages, such Grantor agrees that the covenants contained in this Section 12 may be specifically enforced, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

                  Section 13. As to Inventory and Equipment. (a) Each Grantor will keep the Inventory and Equipment of such Grantor (other than Inventory sold in the ordinary course of business) at the places specified therefor in Section 9(b) or, upon 30 days' (or such lesser period as the Collateral Agent, in its discretion, agrees) prior written notice to the Collateral Agent, at such other places designated by such Grantor in such notice. Upon the giving of such notice, Schedule II hereto shall be automatically amended to add any new locations specified in the notice.

                           (a) Each Grantor will promptly furnish to the
Collateral Agent a statement respecting any material loss or damage to any of the Inventory or Equipment of such Grantor.

                           (b) Each Grantor will pay promptly when due all
property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Inventory or Equipment of such Grantor. In producing or distributing its Inventory, each Grantor will comply with all requirements of applicable law, including, without limitation, any Communications Law or State Communications Law.

                  Section 14. Insurance. (a) Each Grantor will, at its own expense and in addition to insurance required to be maintained by such Grantor under the Credit Agreement, maintain insurance with respect to the Inventory and Equipment of such Grantor in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Collateral Agent from time to time. Each policy of each Grantor for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses to be paid directly to the Collateral Agent or deposited directly into a Cash Concentration Account. Each such policy shall in addition
(i) name such Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer. Each Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor will, at the request of the Collateral Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 10 and cause the insurers to acknowledge notice of such assignment.

                           (b) Reimbursement under any liability insurance
maintained by any Grantor pursuant to this Section 14 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Inventory or Equipment when subsection (c) of this Section 14 is not applicable, the applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Inventory or Equipment, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Credit Agreement, to pay or as reimbursement for the costs of such repairs or replacements.

                           (c) So long as no Default shall have occurred and be
continuing, all insurance payments received by the Collateral Agent in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Collateral Agent to the applicable Grantor for the repair, replacement or restoration thereof, subject to such terms and conditions with respect to the release thereof as the Collateral Agent may reasonably require. To the extent that (i) the amount of any such insurance payments exceeds the cost of any such repair, replacement or restoration, or (ii) such insurance payments are not otherwise required by the applicable Grantor to complete any such repair, replacement or restoration required hereunder, the Collateral Agent will not be required to release the amount thereof to such Grantor and may hold or continue to hold such amount in the Collateral Account as additional security for the Secured Obligations of such Grantor (except that the Collateral Agent will direct the applicable Pledged Account Bank to release to such Grantor any such amount if and to the extent that any prepayment of Obligations is required under the Credit Agreement in connection with the receipt of such amount and such prepayment has been made). Upon the occurrence and during the continuance of any Default or the actual or constructive total loss of any Inventory or Equipment, all insurance payments in respect of such Inventory or Equipment shall be deposited directly into a Cash Concentration Account or paid to the Collateral Agent and, if paid directly to the Collateral Agent, shall, in the Collateral Agent's sole discretion, (i) be released to the applicable Grantor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional Collateral hereunder or applied as specified in Section 22(b).

                  Section 15. Post-Closing Changes; Bailees; Collections on Assigned Agreements, Receivables and Related Contracts. (a) No Grantor will change its name, identity, corporate structure, federal tax identification number, organizational identification number, or location from those set forth in Section 9(a) and (b) without first giving at least 30 days' prior written notice to the Collateral Agent and taking all action required by the Collateral Agent for the purpose of perfecting or protecting the liens granted by this Agreement. Each Grantor will not become bound by a security agreement signed or authenticated by another Person (determined as provided in Section 9-203(d) of the UCC) without giving the Collateral Agent 10 days' prior written notice thereof and taking all action required by the Collateral Agent to insure that the perfection and first priority nature of the Collateral Agent's lien on the Collateral will be maintained. Each Grantor will also keep all originals of all chattel paper that evidence Receivables of such Grantor, at the location therefor specified in Section 9(b) or, upon 10 days' prior written notice to the Collateral Agent, at such other location designated in such notice. Each Grantor will hold and preserve its records relating to the Collateral and chattel paper and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and other documents.

                           (b) If any of its Collateral is at any time in the
possession or control of a warehouseman, bailee or agent, or if the Collateral Agent so requests such Grantor will (i) notify such warehouseman, bailee or agent of the security interests, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions (which shall permit such Collateral to be removed by such Grantor in the ordinary course of business until the Collateral Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing), (iii) using commercially reasonable efforts, cause such warehouseman, bailee or agent to authenticate a record acknowledging that it holds possession of such Collateral for the Collateral Agent's benefit and
(iv) make such authenticated record available to the Collateral Agent.

                           (c) Except as otherwise provided in this subsection
(c), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables (the "Pledged Receivables") and the Related Contracts. In connection with such collections, such Grantor may take (and, at the Collateral Agent's direction, will take) such action as such Grantor or the Collateral Agent may deem necessary or advisable to enforce collection of the Pledged Receivables and the Related Contracts; provided, however, that the Collateral Agent shall have the right at any time upon the occurrence and during the continuance of a Default, upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Pledged Receivables or Related Contracts of the assignment of such Pledged Receivables or Related Contracts to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Pledged Receivables or Related Contracts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Pledged Receivables and Related Contracts, including, without limitation, those set forth set forth in
Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Pledged Receivables and the Related Contracts of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be deposited in the Collateral Account and either (A) released to such Grantor so long as no Default shall have occurred and be continuing or
(B) if any Default shall have occurred and be continuing, applied as provided in
Section 22(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable, or amount due on any Related Contract, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Pledged Receivables and Related Contracts to any other indebtedness or obligations of the Obligor thereof.

                  Section 16. Voting Rights; Dividends; Etc. (a) So long as no Default shall have occurred and be continuing:

                  (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose other than to originate Entitlement Orders (as defined in any Securities Account Control Agreement) with respect to any securities account; provided, however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

                  (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all

                           (A) dividends, interest and other distributions paid
                  or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                           (B) dividends and other distributions paid or payable
                  in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

                           (C) cash paid, payable or otherwise distributed in
                  respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

                  (iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

                           (b) Upon the occurrence and during the continuance of
a Default:

                           (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 16(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and
         (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 16(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

                           (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 16(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

                           (iii) The Collateral Agent shall be authorized to send to each Securities Intermediary as defined in and under any Securities Account Control Agreement a Notice of Exclusive Control as defined in and under such Securities Account Control Agreement.

                  Section 17. As to Letter-of-Credit Rights. (a) Each Grantor, by granting a security interest in its Letter-of-Credit Rights to the Collateral Agent, intends to (and hereby does) assign to the Collateral Agent its rights (including its contingent rights) to the proceeds of all letters of credit of which it is or hereafter becomes a beneficiary. Each Grantor will promptly cause the issuer of such letter of credit and each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof and deliver written evidence of such consent to the Collateral Agent.

                           (b) If an Event of Default shall have occurred and be
continuing, each Grantor will, promptly upon request by the Collateral Agent, notify (and such Grantor hereby authorizes the Collateral Agent to notify) the issuer and each nominated person with respect to each of its pledged letters of credit that (i) the proceeds thereof have been assigned to the Collateral Agent hereunder and (ii) any payments due or to become due in respect thereof are to be made directly to the Collateral Agent or its designee.

                  Section 18. Transfers and Other Liens; Additional Shares. (a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Credit Agreement.

                           (b) Each Grantor agrees that it will (i) cause each
issuer of the Pledged Shares pledged by such Grantor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

                  Section 19. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement. Such actions shall include each of the following, but only after the occurrence and during the continuance of an Event of Default.

                           (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 14,

                           (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                           (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

                           (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the rights of the Collateral Agent with respect to any of the Collateral.

                  Section 20. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, as the Collateral Agent deems necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 23(b).

                  Section 21. The Collateral Agent's Duties. (a) The powers conferred on the Collateral Agent hereunder are solely to protect the Lenders' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care with respect to the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty or liability as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

                           (b) Anything contained herein to the contrary
notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a "Subagent") for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Lenders, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral and (iii) the term "Collateral Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

                           (c) Notwithstanding anything herein to the contrary,
to the extent this Security Agreement or any other Credit Document purports to require any Grantor to grant to the Collateral Agent, on behalf of the Lenders, a security interest in the FCC Licenses or State Licenses of such Grantor, the Collateral Agent, on behalf of the Lenders, shall only have a security interest in such licenses at such times and to the extent that a security interest in such licenses is permitted under applicable law. In further recognition of applicable FCC or State rules and policies, the parties hereto also agree that, notwithstanding anything to the contrary contained in this Security Agreement or any other Credit Document, the Collateral Agent, on behalf of the Lenders, will not take any action pursuant to this Security Agreement or any other Credit Document that would constitute or result in any assignment of a FCC License or a State License or any transfer of control of a Grantor if such assignment of license or transfer of control would require under then-existing law (including any Communications Law or State Communications Law) prior FCC Consents or State Consents without first obtaining such FCC Consents or State Consents.

                           (d) The Collateral Agent may release any of the
Collateral from this Agreement or may substitute any of the Collateral for other Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Collateral not expressly released or substituted, and this Security Agreement shall continue as a first priority lien, subject to Permitted Liens, on all Collateral not expressly released or substituted.

                  Section 22. Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties;
         (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Pledged Receivables and the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Pledged Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 23) in whole or in part by the Collateral Agent for the ratable benefit of the Lenders against, all or any part of the Secured Obligations, in the following manner:

                           (i) first, to the payment of all of the fees,
                  indemnification payments, costs and expenses that are due and payable to the Collateral Agent under or in respect of the Loan Documents on such date;

                           (ii) second, to the payment of all of the
                  indemnification payments, fees, costs and expenses that are due and payable to the Lenders under Section 23, Section 8.06 of the Credit Agreement and any similar section of any of the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such indemnification payments, costs and expenses owing to the Lenders on such date;

                           (iii) third, to the payment of all of the accrued and
                  unpaid interest on the Obligations (other than the Loans) that is due and payable to the and the Lenders under Section 2.03 of the Credit Agreement on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Lenders on such date;

                           (iv) fourth, to the payment of all of the accrued and
                  unpaid interest on the Loans that is due and payable to the Lenders under Section 2.03 of the Credit Agreement on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Lenders on such date;

                           (v) fifth, to the payment of the principal of all of
                  the outstanding Loans that is due and payable to the Lenders on such date, ratably based upon the respective aggregate amounts of all such principal owing to the Lenders on such date; and

                           (vi) sixth, to the payment of all other Obligations
                  of the Loan Parties owing under or in respect of the Loan Documents that are due and payable to the Lenders on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Lenders on such date.

Any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

                           (c) Unless the Collateral Agent has elected to retain the Collateral pursuant to the applicable provisions of the UCC, in the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Lenders are entitled as set forth above, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the rate specified in Section 2.03 of the Credit Agreement, together with the costs of collection and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency.

                           (d) All payments received by any Grantor in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

                           (e) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.

                           (f) If the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 22, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

                                    (i) execute and deliver, and cause each
                  issuer of such Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Security Collateral under the provisions of the Securities Act of 1933 (as amended from time to time, the "Securities Act"), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                                    (ii) use its best efforts to qualify the
                  Security Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such Security Collateral, as requested by the Collateral Agent;

                                    (iii) cause each such issuer of such
                  Security Collateral to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act;

                                    (iv) provide the Collateral Agent with such
                  other information and projections as may be necessary or, in the opinion of the Collateral Agent, advisable to enable the Collateral Agent to effect the sale of such Security Collateral; and

                                    (v) do or cause to be done all such other
                  acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.

                           (g) The Collateral Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 22, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection
         (f)(i) above; (ii) any information and projections provided to it pursuant to subsection (f)(iv) above; and (iii) any other information in its possession relating to such Security Collateral.

                           (h) Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Lenders by reason of the failure by such Grantor to perform any of the covenants contained in subsection (f) above and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it will pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date the Collateral Agent shall demand compliance with subsection (f) above.

                           (i) The Grantors recognize that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Security Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such Security Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Security Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Each Grantor further acknowledges and agrees that any offer to sell Security Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933) or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Collateral Agent may, in such event, bid for the purchase of such Security Collateral.

                  Section 23. Indemnity and Expenses. (a) Each Grantor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

                           (b) Each Grantor will upon demand pay to the
Collateral Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the other Lenders hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

                           (c) The foregoing indemnity shall be effective
whether or not such investigation, litigation or proceeding is brought by a Grantor, its directors, shareholders or creditors or an Indemnified Party or any other Person.

                  Section 24. Amendments; Waivers; Additional Grantors; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any Lender to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

                           (b) Upon the execution and delivery or authentication
by any Person of a security agreement supplement in substantially the form of Exhibit D hereto (each a "Security

Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor hereunder and each reference in this Agreement and the other Loan Documents to "Grantor" shall also mean and be a reference to such Additional Grantor, and (ii) the supplemental schedules attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement the corresponding Schedules hereto, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

                  Section 25. Notices; Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied or delivered to, in the case of the Borrower or the Parent, addressed to it at its address specified in the Credit Agreement and, in the case of each Grantor other than the Borrower and the Parent, addressed to it at its address set forth opposite such Grantor's name on the signature pages hereto or on the signature page to the Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed or telecopied, be effective when deposited in the mails or telecopied, respectively, addressed as aforesaid, except that notices and other communications to the Collateral Agent shall not be effective until received by the Collateral Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

                  Section 26. Continuing Security Interest; Assignments under the Credit Agreement, Etc. (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full in cash of the Secured Obligations, (ii) be binding upon each Grantor, its successors and assigns and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 8.05(b)of the Credit Agreement. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer shall be null and void.

                           (b) This Agreement shall continue to be effective or
be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law.

                  Section 27. Release; Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Collateral

Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Collateral Agent, at least 10 days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with Section 2.04 of the Credit Agreement shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Collateral Agent when and as required under Section 2.04 of the Credit Agreement.

                           (b) Upon the payment in full in cash of the Secured
Obligations (except in respect of indemnification that survives repayment of the indebtedness), the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                  Section 28. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

                  Section 29. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Section 30. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Address for Notices:                DAVEL FINANCING COMPANY, L.L.C.,
                                    a Delaware limited liability company
--------------------
                                    By:  DAVEL COMMUNICATIONS, INC.,
--------------------                     its sole managing member

                                         By:   /s/ Bruce W. Renard
                                               --------------------------------
                                             Name:  Bruce W. Renard
                                             Title: President

                                    PHONETEL TECHNOLOGIES, INC.,
                                    an Ohio corporation


                                         By:   /s/ John D. Chichester
                                               --------------------------------
                                             Name:  John D. Chichester
                                             Title: President & Chief
                                                    Executive Officer

                                    CHEROKEE COMMUNICATIONS, INC.,
                                    a Texas corporation


                                         By:   /s/ John D. Chichester
                                               --------------------------------
                                             Name:  John D. Chichester
                                             Title: President & Chief
                                                    Executive Officer

                                    DAVEL COMMUNICATIONS, INC.,
                                    a Delaware corporation

                                         By:   /s/ Bruce W. Renard
                                               ---------------------------------
                                             Name:  Bruce W. Renard
                                             Title: President

                                    ADTEC COMMUNICATIONS, INC.,
                                    a Florida corporation

                                    CENTRAL PAYPHONE SERVICES, INC.,
                                    a Georgia corporation

                                    COMMUNICATIONS CENTRAL INC.,
                                    a Georgia corporation

                           COMMUNICATIONS CENTRAL OF GEORGIA, INC., a Georgia corporation

                           DAVEL COMMUNICATIONS GROUP, INC.,
                           an Illinois corporation

                           DAVEL MEDIA, INC.,
                           a Delaware corporation

                           DAVEL MEXICO, LTD.,
                           an Illinois corporation

                           DAVELTEL, INC.,
                           An Illinois corporation

                           DF MERGER CORP.,
                           a Delaware corporation

                           INTERSTATE COMMUNICATIONS, INC.,
                           a Georgia corporation

                           INVISION TELECOM, INC.,
                           a Georgia corporation

                           PEOPLES ACQUISITION CORPORATION,
                           a Pennsylvania corporation

                           PEOPLES COLLECTORS, INC.,
                           a Delaware corporation

                           PEOPLES TELEPHONE COMPANY, INC.,
                           a New York corporation

                           PEOPLES TELEPHONE COMPANY, INC.,
                           a New Hampshire corporation

                           PT MERGER CORP.,
                           an Ohio corporation

                           PTC CELLULAR, INC.,
                           a Delaware corporation

                           PTC SECURITY SYSTEMS, INC.,
                           a Florida corporation

                           SILVERADO COMMUNICATIONS CORP.,
                           a Colorado corporation

                           TELALEASING ENTERPRISES, INC.,
                           an Illinois corporation

                           T.R.C.A., INC.,
                           an Illinois corporation



                           By:    /s/ Bruce W. Renard
                                  --------------------------------
                                  Name:  Bruce W. Renard
                                  Title: President

                                                               SCHEDULE I TO THE
                                                              SECURITY AGREEMENT

                         PLEDGED SHARES AND PLEDGED DEBT

                                     PART A

                                                                          STOCK                        PERCENTAGE OF
                                                                       CERTIFICATE       NUMBER OF      OUTSTANDING
     GRANTOR        STOCK ISSUER    CLASS OF STOCK     PAR VALUE         NO(S).           SHARES           SHARES
================== ================ ================ =============== ================ ================ ===============

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

================== ================ ================ =============== ================ ================ ===============


                                     PART B

                                           DESCRIPTION OF    DEBT CERTIFICATE                          OUTSTANDING
      GRANTOR            DEBT ISSUER            DEBT              NO(S).          FINAL MATURITY    PRINCIPAL AMOUNT
===================== ================== =================== ================== =================== ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

===================== ================== =================== ================== =================== ==================

                                                              SCHEDULE II TO THE
                                                              SECURITY AGREEMENT

                      LOCATIONS OF INVENTORY AND EQUIPMENT


[NAME OF GRANTOR]

         LOCATIONS OF INVENTORY:

[NAME OF GRANTOR]

         LOCATIONS OF INVENTORY:

[ETC.]





[NAME OF GRANTOR]

         LOCATIONS OF EQUIPMENT:

[NAME OF GRANTOR]

         LOCATIONS OF EQUIPMENT:

[ETC.]

                                                             SCHEDULE III TO THE
                                                              SECURITY AGREEMENT

                        LOCATION, CHIEF EXECUTIVE OFFICE,
              FEDERAL TAX IDENTIFICATION NUMBER AND ORGANIZATIONAL
                             IDENTIFICATION NUMBER





                                                                             FEDERAL TAX          ORGANIZATIONAL
       GRANTOR                 LOCATION         CHIEF EXECUTIVE OFFICE  IDENTIFICATION NUMBER  IDENTIFICATION NUMBER
----------------------  ----------------------  ----------------------  ---------------------  ---------------------



                                                              SCHEDULE IV TO THE
                                                              SECURITY AGREEMENT

              CHANGES IN LOCATION OF EQUIPMENT AND INVENTORY, ETC.


CHANGES IN THE LOCATION OF EQUIPMENT AND INVENTORY


CHANGES IN THE NAME, IDENTITY OR CORPORATE STRUCTURE


CHANGES IN LOCATION


CHANGES IN THE CHIEF EXECUTIVE OFFICE


CHANGES IN THE FEDERAL TAX I.D. NO.


CHANGES IN THE ORGANIZATIONAL I.D. NO.

                                                               SCHEDULE V TO THE
                                                              SECURITY AGREEMENT

                                PLEDGED ACCOUNTS



                                    NAME AND ADDRESS OF
           GRANTOR                 PLEDGED ACCOUNT BANK            MAILING ADDRESS              ACCOUNT NUMBER
=============================== ============================ ============================ ============================

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

=============================== ============================ ============================ ============================

                                                              SCHEDULE VI TO THE
                                                              SECURITY AGREEMENT

                          PERMITTED UNBLOCKED ACCOUNTS

                                     NAME AND ADDRESS
           GRANTOR                        OF BANK                  ACCOUNT NUMBER
=============================== ============================ ============================

------------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ----------------------------

=============================== ============================ ============================

                                                             SCHEDULE VII TO THE
                                                              SECURITY AGREEMENT

                                   TRADE NAMES

                                                            SCHEDULE VIII TO THE
                                                              SECURITY AGREEMENT

                        COPYRIGHTS AND COPYRIGHT LICENSES

                                                              SCHEDULE IX TO THE
                                                              SECURITY AGREEMENT

                           PATENTS AND PATENT LICENSES

                                Schedule X to the
                               Security Agreement

                        TRADEMARKS AND TRADEMARK LICENSES

                                                              SCHEDULE XI TO THE
                                                              SECURITY AGREEMENT

                             COMMERCIAL TORT CLAIMS

        [Describe nature of claim(s)-see Comment 5 to UCC Section 9-108]

                                                                EXHIBIT A TO THE
                                                              SECURITY AGREEMENT

                             ASSIGNMENT FOR SECURITY

                                  (COPYRIGHTS)


                  WHEREAS, _________________________(the "Assignor") holds all right, title and interest in the copyrights listed on the annexed Schedule 1A, which copyrights are registered in the United States Copyright Office (the "Copyrights");

                  WHEREAS, the Assignor, together with certain of its affiliates, has entered into a Security Agreement, dated February 19, 2002 (the "Security Agreement"), in favor of Madeleine L.L.C., as Collateral Agent (the "Assignee");

                  WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee for the benefit of the lenders a continuing security interest in all right, title and interest of the Assignor in, to and under the Copyrights and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Secured Obligations (as defined in the Security Agreement);

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby pledge, convey, sell assign, transfer and set over unto the Assignee and grants to the Assignee for the benefit of the lenders a continuing security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

                  The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.





                                    Exh. A-1

                  IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of __________ __, 200__.

                                [NAME OF GRANTOR]


                                By:
                                    -----------------------------------------
                                    Name:
                                    Title:



                                    Exh. A-2

STATE OF NEW YORK
                       ss.:
COUNTY OF NEW YORK


                  On this ____ day of _______________, 200__, before me
personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of _________________________, a ___________
corporation, and that he executed the foregoing instrument in the firm name of _________________________, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.



                                                   -----------------------------





                                    Exh. A-3

                     SCHEDULE 1A TO ASSIGNMENT FOR SECURITY

                     (COPYRIGHTS AND COPYRIGHT APPLICATIONS)


Copyrights and Copyright Applications owned by _______________________________





                                    Exh. A-4

                                                                EXHIBIT B TO THE
                                                              SECURITY AGREEMENT

                             ASSIGNMENT FOR SECURITY

                                    (PATENTS)


                  WHEREAS, ___________________________ (the "Assignor") holds all right, title and interest in the letter patents, design patents and utility patents listed on the annexed Schedule 1A, which patents are issued or applied for in the United States Patent and Trademark Office (the "Patents");

                  WHEREAS, the Assignor, together with certain of its affiliates, has entered into a Security Agreement, dated February 19, 2002 (the "Security Agreement"), in favor of Madeleine L.L.C., as Collateral Agent (the "Assignee");

                  WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee for the benefit of the lenders a continuing security interest in all right, title and interest of the Assignor in, to and under the Patents and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Secured Obligations (as defined in the Security Agreement);

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby pledge, convey, sell, assign, transfer and set over unto the Assignee and grants to the Assignee for the benefit of the lenders a continuing security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

                  The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.






                                    Exh. B-1

                  IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of __________ __, 200_.

                                [NAME OF GRANTOR]


                                By:
                                    -----------------------------------------
                                    Name:
                                    Title:






                                    Exh. B-2

STATE OF ____________
                          ss.:
COUNTY OF __________


                  On this ____ day of _______________, 200_, before me
personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of

                  ____________________________, a ____________________, and that he executed the foregoing instrument in the firm name of

                  _______________________________________, and that he had
authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.




                                              ----------------------------------





                                    Exh. B-3

                     SCHEDULE 1A TO ASSIGNMENT FOR SECURITY

                        (PATENTS AND PATENT APPLICATIONS)


Patents and Patent Applications Owned
by _____________________________





                                    Exh. B-4

                                                                EXHIBIT C TO THE
                                                              SECURITY AGREEMENT

                             ASSIGNMENT FOR SECURITY

                                  (TRADEMARKS)


                  WHEREAS, ____________________ (the "Assignor") has adopted, used and is using, and holds all right, title and interest in and to, the trademarks and service marks listed on the annexed Schedule 1(a), which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the "Trademarks");

                  WHEREAS, the Assignor, together with certain of its affiliates, has entered into a Security Agreement, dated February 19, 2002 (the "Security Agreement"), in favor of Madeleine L.L.C., as Collateral Agent (the "Assignee");

                  WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee for the benefit of the lenders a continuing security interest in all right, title and interest of the Assignor in, to and under the Trademarks, together with, among other things, the good-will of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the "Collateral"), to secure the payment, performance and observance of the Secured Obligations (as defined in the Security Agreement);

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby pledge, convey, sell, assign, transfer and set over unto the Assignee and grants to the Assignee for the benefit of the lenders a continuing security interest in the Collateral to secure the prompt payment, performance and for the benefit of the lenders observance of the Obligations.

                  The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.






                                    Exh. C-1

                  IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of _____________ __, 20__.

                                 [NAME OF GRANTOR]


                                 By:
                                     -----------------------------------
                                     Name:
                                     Title:





                                    Exh. C-2

STATE OF ____________
                          ss.:
COUNTY OF ___________


                  On this ____ day of _______________, 20__, before me
personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of _______________________________________, a
____________________, and that he executed the foregoing instrument in the firm name of _______________________________________, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.




                                              ----------------------------------





                                    Exh. C-3

                     SCHEDULE 1A TO ASSIGNMENT FOR SECURITY

                     (TRADEMARKS AND TRADEMARK APPLICATIONS)


Trademarks and Trademark Applications Owned by ______________________________

                                                                EXHIBIT D TO THE
                                                              SECURITY AGREEMENT

                      FORM OF SECURITY AGREEMENT SUPPLEMENT

                                         [Date of Security Agreement Supplement]
Madeleine L.L.C.
as the Collateral Agent for the
Lenders referred to in the
Credit Agreement referred to below
450 Park Avenue, 28th Floor
New York, New York 10022



                        --------------------------------


Ladies and Gentlemen:

                  Reference is made to (i) the Credit Agreement dated as of February 19, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Davel Financing Company, LLC, PhoneTel Technologies, Inc. and Cherokee Communications, Inc., as Borrowers, Davel Communications, Inc., certain subsidiaries of such persons, the Lenders party thereto, and Madeleine L.L.C., as Collateral Agent on behalf of the Lenders, and (ii) the Security Agreement dated February 19, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement") made by the Grantors from time to time party thereto in favor of the Collateral Agent for the Lenders. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

                  Section 1. Grant of Security. The undersigned hereby assigns and pledges to the Collateral Agent for the ratable benefit of the Lenders, and hereby grants to the Collateral Agent for the ratable benefit of the Lenders, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

                  Section 2. Security for Obligations. The pledge and assignment of, and the grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to any Secured Party under the

Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

                  Section 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I, II, III, IV, V, VI, VII, VIII, IX, X and XI to Schedules I, II, III, IV, V, VI, VII, VIII, IX, X and XI, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

                  Section 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 9 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

                  Section 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

                  Section 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                             Very truly yours,


                             [NAME OF ADDITIONAL GRANTOR]


                             By
                                 -------------------------
                                   Title:


                                 Address for notices:

                                 -------------------------

                                 -------------------------

                                 -------------------------

                                                                EXHIBIT E TO THE
                                                              SECURITY AGREEMENT

                  FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT
                              (Securities Account)

                  CONTROL AGREEMENT dated as of ________, ___, among _________, a ____________ (the "Grantor"), Madeleine L.L.C., as Collateral Agent (the "Secured Party"), [_______, __________ as Control Agent (the "Control Agent")] and __________, a __________ ("______________"), as securities intermediary (the
"Securities Intermediary").


PRELIMINARY STATEMENTS:

                  (1) The Grantor has granted the Secured Party a security interest (the "Security Interest") in account no. ________________ maintained by the Securities Intermediary for the Grantor (the "Account").

                  (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in this Agreement as such terms are defined in such Article 8 or 9.

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

                  Section 1. The Account. The Securities Intermediary represents and warrants to, and agrees with, the Secured Party that:

                           (a) The Securities Intermediary maintains the Account
for the Grantor, and all property held by the Securities Intermediary for the account of the Grantor is, and will continue to be, credited to the Account.

                           (b) The Account is a securities account. The
Securities Intermediary is the securities intermediary with respect to the property credited from time to time to the Account. The Grantor is the entitlement holder with respect to the property credited from time to time to the Account.

                           (c) The securities intermediary's jurisdiction with
respect to the Account is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York.

                           (d) Exhibit A attached hereto is a statement of the
property credited to the Account on the date hereof.

                           (e) The Securities Intermediary does not know of any
claim to or interest in the Account or any property credited to the Account, except for claims and interests of the parties referred to in this Agreement.

                  Section 2. Control by [Secured Party] [Control Agent].

                           (a) The Securities Intermediary will comply with all
notifications it receives directing it to transfer or redeem any property in the Account (each an "Entitlement Order") or other directions concerning the Account (including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in the Account) originated by the [Secured Party] [Control Agent] without further consent by the Grantor or any other person.

                           (b) [The Control Agent hereby acknowledges that it
shall maintain and exercise control of the Account on behalf of the Secured Party.]

                  Section 3. Grantor's Rights in Account.

                           (a) Except as otherwise provided in this Section 3,
the Securities Intermediary will comply with Entitlement Orders originated by the Grantor without further consent by the [Secured Party] [Control Agent].

                           (b) Until the Securities Intermediary receives a
notice from the [Secured Party] [Control Agent] that the [Secured Party] [Control Agent] will exercise exclusive control over the Account (a "Notice of Exclusive Control"), the Securities Intermediary may distribute to the Grantor all interest and regular cash dividends on property in the Account.

                           (c) The Securities Intermediary will not comply with
any Entitlement Order originated by the Grantor that would require the Securities Intermediary to make a free delivery to the Grantor or any other person.

                           (d) If the Securities Intermediary receives from the
[Secured Party] [Control Agent] a Notice of Exclusive Control, the Securities Intermediary will cease:

                                    (i) complying with Entitlement Orders or
other directions concerning the Account originated by the Grantor and

                                    (ii) distributing to the Grantor interest
and dividends on property in the Account.

                  Section 4. Priority of Secured Party's Security Interest. (a) The Securities Intermediary subordinates in favor of the Secured Party any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that the Securities Intermediary will retain its prior lien on property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.

                           (b) The Securities Intermediary will not agree with
any Person not party to this Agreement that the Securities Intermediary will comply with Entitlement Orders originated by such Person.

                  Section 5. Statements, Confirmations, and Notices of Adverse Claims. (a) The Securities Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor[, the Control Agent] and the Secured Party.

                           (b) When the Securities Intermediary knows of any
claim or interest in the Account or any property credited to the Account other than the claims and interests of the parties referred to in this Agreement, the Securities Intermediary will promptly notify [the Control Agent,] the Secured Party and the Grantor of such claim or interest.

                  Section 6. The Securities Intermediary's Responsibility. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Securities Intermediary will not be liable to [the Control Agent or] the Secured Party for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the Securities Intermediary before the Securities Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

                           (b) The Securities Intermediary will not be liable to
the Grantor or the Secured Party for complying with a Notice of Exclusive Control or with an Entitlement Order or other direction concerning the Account originated by the [Secured Party] [Control Agent], even if the Grantor notifies the Securities Intermediary that the [Secured Party] [Control Agent] is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Securities Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

                           (c) This Agreement does not create any obligation of
the Securities Intermediary except for those expressly set forth in this Agreement and in Part 5 of Article 8 of the N.Y. Uniform Commercial Code. In particular, the Securities Intermediary need not investigate whether the [Secured Party] [Control Agent] is entitled under the [Secured Party's] [Control Agent's] agreements with the Grantor [or Secured Party] to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control. The Securities Intermediary may rely on notices and communications it believes given by the appropriate party.

                  Section 7. Indemnity. The Grantor will indemnify the Securities Intermediary, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Securities Intermediary's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

                  Section 8. Termination; Survival. (a) The Secured Party may terminate this Agreement by notice to [the Control Agent,] the Securities Intermediary and the Grantor. If the Secured Party notifies the Securities Intermediary that the Security Interest has terminated, this Agreement will immediately terminate.





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                           (b) The Securities Intermediary may terminate this
Agreement on 60 days' prior notice to [the Control Agent,] the Secured Party and the Grantor, provided that before such termination the Securities Intermediary and the Grantor shall make arrangements to transfer the property in the Account to another securities intermediary that shall have executed, together with [the Control Agent and] the Grantor, a control agreement in favor of [the Control Agent and] the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

                           [(c) The Control Agent may terminate this agreement
on 60 days' written prior notice to the Securities Intermediary, the Secured Party and the Grantor, provided that before such termination, the Securities Intermediary, the Secured Party and the Grantor shall make arrangements for another Person to assume the rights and obligations of the Control Agent hereunder, and such Person shall have executed, together with the Securities Intermediary, the Secured Party and the Grantor, a control agreement in favor of such Person and the Secured Party in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.]

                           [(c)] [(d)] Sections 6 and 7 will survive termination
of this Agreement.






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